Exhibit 99.1
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Current Report on Form 10-Q of Claire's Stores, Inc. (the "Company") for the quarterly period ended May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marla Schaefer, Acting Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/  Marla  Schaefer
                                             --------------------
                                                  Marla  Schaefer
                                                  Acting  Co-Chief  Executive
                                                  Officer
                                                  June  16,  2003


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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Current Report on Form 10-Q of Claire's Stores, Inc. (the "Company") for the quarterly period ended May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bonnie Schaefer, Acting Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/  E.  Bonnie  Schaefer
                                             -------------------------
                                                  E.  Bonnie  Schaefer
                                                  Acting  Co-Chief  Executive
                                                  Officer
                                                  June  16,  2003